EXHIBIT 99.4

Cross Country Healthcare, Inc.

Unaudited Pro Forma Financial Statements

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Cross Country Healthcare, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

On September 9, 2008, Cross Country Healthcare, Inc. (the “Company” or “CCH Inc.”) consummated the acquisition of substantially all of the assets of privately-held MDA Holdings, Inc. and its subsidiaries and all of the outstanding stock of a subsidiary of MDA Holdings, Inc. (collectively, “MDA”). The Company paid $115.9 million in cash at closing, which included $3.6 million as an estimated net working capital adjustment which is subject to final adjustments. The Company’s senior secured revolving credit facility was amended and restated in connection with the acquisition of MDA. The $200.0 million Credit Agreement, dated as of November 10, 2005 and Amended and Restated as of September 9, 2008 (the “Credit Agreement”) keeps in place an existing $75.0 million revolving credit facility and provides for a 5-year $125.0 million term loan facility with Wachovia Capital Markets, LLC and certain of its affiliates, Banc of America Securities LLC and certain other lenders. The proceeds from the term loan were used to fund the acquisition, pay financing related fees, and pay certain acquisition expenses. The remainder of the proceeds was used to reduce borrowings under its revolving credit agreement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007, the three months ended March 31, 2008, the six months ended June 30, 2008, and the nine months ended September 30, 2008, give effect to this acquisition as if the transaction had occurred at the beginning of each period. The unaudited pro forma condensed combined balance sheet as of June 30, 2008, gives effect to this acquisition as if the transaction occurred at June 30, 2008.

The unaudited pro forma condensed combined financial information is based on the historical statements of the acquired business giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma condensed combined financial information.

The pro forma information does not purport to be indicative of the combined results of operations that actually would have taken place if transactions had occurred on such dates.

Cross Country Healthcare, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations - Year Ended
December 31, 2007

(unaudited, amount in thousands)

	CCH Inc. As Reported December 31, 2007	MDA Consolidated As Reported December 31, 2007 (a)	Pro Forma Adjustments		Pro Forma Combined

Revenue from services	$718,272	$158,022	$—		$876,294
Operating expenses:
Direct operating expenses	543,608	117,934	—		661,542
Selling, general and administrative expenses	122,692	28,858	(1,384)	(b)	150,166
ESOP expenses	—	2,130	(2,130)	(c)	—
Bad debt expense	1,559	20			1,579
Depreciation	6,309	393	253	(d)	6,955
Amortization	2,051	—	2,427	(e)	4,478
Legal settlement charge	34	—	—		34
Total operating expenses	676,253	149,335	(834)		824,754

Income from operations	42,019	8,687	834		51,540
Other expenses:
Foreign exchange loss/other	93	—	—		93
Interest expense, net	2,587	(601)	7,221	(f)	9,207
ESOP interest expense	—	3,480	(3,480)	(g)	—

Income before income taxes	39,339	5,808	(2,907)		42,240
Income tax expense	14,759	369	791	(h)	15,919
Income from continuing operations	$24,580	$5,439	$(3,698)		$26,321

Income from continuing operations per common share:
Basic	$0.77				$0.82
Diluted	$0.76				$0.81

Weighted average shares outstanding - Basic	31,973				31,973
Weighted average shares outstanding - Diluted	32,484				32,484

Notes to the Unaudited Pro Forma Condensed Combined Financial Information for the
Year Ended December 31, 2007

(amounts in thousands)

(a)

Represents the audited consolidated historical results of MDA for the year ended December 31, 2007.

(b)

Pro forma adjustment to remove expenses that will not continue as a result of the acquisition, primarily related to MDA’s Performance Share Plan.

(c)

Pro forma adjustment to remove the expense of MDA’s Employee Stock Ownership Plan (ESOP) which is excluded from the transaction.

(d)

Pro forma adjustment to record additional depreciation expense related to a write-up of software costs to its estimated fair value.

(e)

Pro forma adjustment to record the estimated amortization of specifically identifiable assets with definite lives acquired of $23,000 over their estimated lives, including $20,000 of customer relationships over 12 years, $2,000 of database value over 5 years and $1,000 of non-compete agreements over a weighted average life of 4 years.

(f)

Pro forma adjustment to interest expense to reflect the impact of the incremental borrowings under our term loan from the beginning of the period.

(g)

Pro forma adjustment to remove interest expense related to ESOP debt that is excluded from the transaction.

(h)

Effect of the pro forma adjustments on the provision for income taxes.

Cross Country Healthcare, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations - Three Months Ended
March 31, 2008

(unaudited, amount in thousands)

	CCH Inc. Three Months Ended March 31, 2008	MDA Consolidated Three Months Ended March 31, 2008 (a)	Pro Forma Adjustments		Pro Forma Combined

Revenue from services	$179,251	$40,363	$—		$219,614
Operating expenses:
Direct operating expenses	134,074	30,430	—		164,504
Selling, general and administrative expenses	32,165	9,014	(1,880)	(b)	39,299
ESOP expenses	—	67	(67)	(c)	—
Bad debt expense	484	(47)			437
Depreciation	1,786	181	63	(d)	2,030
Amortization	673	—	607	(e)	1,280
Total operating expenses	169,182	39,645	(1,277)		207,550

Income from operations	10,069	718	1,277		12,064
Other expenses:
Foreign exchange loss/other	(6)	—	—		(6)
Interest expense, net	639	(141)	1,918	(f)	2,416
ESOP interest expense	—	802	(802)	(g)	—

Income before income taxes	9,436	57	161		9,654
Income tax expense	3,586	72	15	(h)	3,673
Income from continuing operations	$5,850	$(15)	$146		$5,981

Income from continuing operations per common share:
Basic	$0.19				$0.19
Diluted	$0.19				$0.19

Weighted average shares outstanding - Basic	31,149				31,149
Weighted average shares outstanding - Diluted	31,333				31,333

Notes to the Unaudited Pro Forma Condensed Combined Financial Information for the
Three Months Ended March 31, 2008

(amounts in thousands)

(a)

Represents the unaudited historical results of MDA for the three months ended March 31, 2008.

(b)

Pro forma adjustment to remove expenses that will not continue as a result of the acquisition, primarily related to MDA’s Performance Share Plan.

(c)

Pro forma adjustment to remove the expense of MDA’s Employee Stock Ownership Plan (ESOP) that has been excluded from the transaction.

(d)

Pro forma adjustment to record additional depreciation expense related to a write-off of software costs pursuant to an estimated valuation of software.

(e)

Pro forma adjustment to record the estimated amortization of specifically identifiable assets with definite lives acquired of $23,000 over their estimated lives, including $23,000 of customer relationships over 12 years, $2,000 of database value over 5 years and $1,000 of non-compete agreements over a weighted average life of 4 years.

(f)

Pro forma adjustment to interest expense to reflect the impact of the incremental borrowings under our term loan from the beginning of the period.

(g)

Pro forma adjustment to remove interest expense related to ESOP debt that is excluded from the transaction.

(h)

Effect of the pro forma adjustments on the provision for income taxes.

Cross Country Healthcare, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations - Six Months Ended
June 30, 2008

(unaudited, amount in thousands)

	CCH Inc. Six Months Ended June 30, 2008	MDA Consolidated Six Months Ended June 30, 2008 (a)	Pro Forma Adjustments		Pro Forma Combined

Revenue from services	$350,202	$84,715	$—		$434,917
Operating expenses:
Direct operating expenses	259,385	63,202	—		322,587
Selling, general and administrative expenses	64,288	18,623	(3,685)	(b)	79,226
ESOP expenses	—	396	(396)	(c)	—
Bad debt expense	484	159			643
Depreciation	3,563	376	126	(d)	4,065
Amortization	1,316	—	1,213	(e)	2,529
Total operating expenses	329,036	82,756	(2,742)		409,050

Income from operations	21,166	1,959	2,742		25,867
Other expenses:
Foreign exchange loss/other	(40)	—			(40)
Interest expense, net	1,172	(223)	3,694	(f)	4,643
ESOP interest expense	—	1,634	(1,634)	(g)	—

Income before income taxes	20,034	548	682		21,264
Income tax expense	7,813	151	341	(h)	8,305
Income from continuing operations	$12,221	$397	$341		$12,959

Income from continuing operations per common share:
Basic	$0.40				$0.42
Diluted	$0.39				$0.42

Weighted average shares outstanding - Basic	30,908				30,908
Weighted average shares outstanding - Diluted	31,093				31,093

Cross Country Healthcare, Inc.

Pro Forma Condensed Combined Balance Sheet as of June 30, 2008

(unaudited, amounts in thousands)

	CCH Inc.	MDA Consolidated (i)	Pro Forma Adjustments		Pro Forma Combined

Current assets:
Cash and cash equivalents	$4,812	$6,859	$(3,859)	(j)	$7,812
Restricted cash	—	5,000	—		5,000
Accounts receivable, net	107,503	23,533	—		131,036
Deferred income taxes	6,531	—	—		6,531
Other current assets	17,209	2,351	—		19,560
Total current assets	136,055	37,743	(3,859)		169,939
Property and equipment, net	22,147	3,389	758	(k)	26,294
Goodwill and other intangible assets, net	373,415	—	94,450	(k)	467,865
Debt issuance costs	549	—	2,635	(k)	3,184
Other assets	1,060	28	—		1,088
Total assets	$533,226	$41,160	$93,984		$668,370

Current liabilities:
Accounts payable and accrued expenses	$7,365	$4,082	$(3,021)	(l)	$8,426
Accrued employee compensation and benefits	27,514	14,632	(125)	(l)	42,021
Income tax payable	3,829	—	—		3,829
Current portion of long-term debt and note payable	3,093	627	(627)	(l)	3,093
Current portion of ESOP Note	—	1,049	(1,049)	(l)	—
Other current liabilities	8,279	551	—		8,830
Total current liabilities	50,080	20,941	(4,822)		66,199
Deferred income taxes	49,544	—	—		49,544
Long term debt	31,248	5,609	113,416	(m)	150,273
ESOP Note	—	27,511	(27,511)	(l)	—
Other long-term liabilities	9,962	5,084	(5,084)	(l)	9,962
Total liabilities	140,834	59,145	75,999		275,978
Commitments and contingencies
Stockholders' equity
Common stock	3	—	—		3
Additional paid-in-capital	235,714	—	—		235,714
Other stockholders' equity	156,675	(17,985)	17,985	(n)	156,675
Total stockholders' equity	392,392	(17,985)	17,985		392,392
Total liabilities and stockholders' equity	$533,226	$41,160	$93,984		$668,370

Notes to the Unaudited Pro Forma Condensed Combined Financial Information for the
Six Months Ended June 30, 2008

(Amounts in thousands)

(a)

Represents the unaudited historical results of MDA for the six months ended June 30, 2008.

(b)

Pro forma adjustment to remove expenses that will not continue as a result of the acquisition, primarily related to MDA’s Performance Share Plan.

(c)

Pro forma adjustment to remove the expense of MDA’s Employee Stock Ownership Plan (ESOP) that has been excluded from the transaction.

(d)

Pro forma adjustment to record additional depreciation expense related to a write-off of software costs to its estimated fair value.

(e)

Pro forma adjustment to record the estimated amortization of specifically identifiable assets with definite lives acquired of $23,000 over their estimated lives, including $20,000 of customer relationships over 12 years, $2,000 of database value over 5 years and $1,000 of non-compete agreements over a weighted average life of 4 years.

(f)

Pro forma adjustment to interest expense to reflect the impact of the incremental borrowings under our term loan from the beginning of the period.

(g)

Pro forma adjustment to remove interest expense related to ESOP debt that is excluded from the transaction.

(h)

Effect of the pro forma adjustments on the provision for income taxes.

(i)

Represents the unaudited historical balance sheet of MDA as of June 30, 2008.

(j)

Pro forma adjustment to exclude: 1) $2,700 of excess cash at the Captive that is excluded from the transaction and 2) adjustment to remove excluded corporate cash - $1,159.

(k)

Represents: 1) purchase accounting adjustment to record the estimated fair value of tangible and intangible assets (subject to adjustments after outside valuation is performed); and 2) estimated debt issuance costs for term loan.

(l)

Pro forma adjustment for excluded liabilities as per the asset purchase agreement.

(m)

Pro forma adjustment for: incremental borrowings ($125,000 term loan net of revolver repayment) necessary to fund acquisition and related estimated costs - $119,025; and 2) adjustment to exclude debt not assumed in transaction - $5,609.

(n)

Represents the elimination of MDA’s equity.

Cross Country Healthcare, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations - Nine Months Ended
September 30, 2008

(unaudited, amount in thousands)

	CCH Inc. Nine Months Ended September 30, 2008	MDA Consolidated Period From January 1, 2008 to September 8, 2008 (a)	Pro Forma Adjustments		Pro Forma Combined

Revenue from services	$528,336	$119,705	$—		$648,041
Operating expenses:
Direct operating expenses	390,081	90,055	—		480,136
Selling, general and administrative expenses	97,763	25,836	(5,218)	(b)	118,381
ESOP expenses	—	3,818	(3,818)	(c)	—
Bad debt expense	687	205			892
Depreciation	5,352	614	189	(d)	6,155
Amortization	2,029	—	1,672	(e)	3,701
Total operating expenses	495,912	120,528	(7,175)		609,265

Income from operations	32,424	(823)	7,175		38,776
Other expenses:
Foreign exchange loss/other	(119)	—			(119)
Interest expense, net	1,960	(279)	5,009	(f)	6,690
ESOP interest expense	—	2,269	(2,269)	(g)	—

Income before income taxes	30,583	(2,813)	4,435		32,205
Income tax expense	12,191	302	347	(h)	12,840
Income from continuing operations	$18,392	$(3,115)	$4,088		$19,365

Income from continuing operations per common share:
Basic	$0.60				$0.63
Diluted	$0.59				$0.62

Weighted average shares outstanding - Basic	30,842				30,842
Weighted average shares outstanding - Diluted	31,032				31,032

Notes to the Unaudited Pro Forma Condensed Combined Financial Information for the
Nine Months Ended September 30, 2008

(dollar amounts in thousands)

(a)

Represents the unaudited historical results of MDA for the period from January 1, 2008 to September 8, 2008.

(b)

Pro forma adjustment to remove expenses that will not continue as a result of the acquisition, primarily related to MDA’s Performance Share Plan.

(c)

Pro forma adjustment to remove the expense of MDA’s Employee Stock Ownership Plan (ESOP) that has been excluded from the transaction.

(d)

Pro forma adjustment to record additional depreciation expense related to a write-off of software costs pursuant to an estimated valuation of software.

(e)

Pro forma adjustment to record the estimated amortization of specifically identifiable assets with definite lives acquired of $23,000 over their estimated lives, including $20,000 of customer relationships over 12 years, $2,000 of database value over 5 years and $1,000 of non-compete agreements over a weighted average life of 4 years.

(f)

Pro forma adjustment to interest expense to reflect the impact of the incremental borrowings under our term loan from the beginning of the period.

(g)

Pro forma adjustment to remove interest expense related to ESOP debt that is excluded from the transaction.

(h)

Effect of the pro forma adjustments on the provision for income taxes.